                                                               EXHIBIT 99.(a)(2)

                             LETTER OF TRANSMITTAL
                              To Tender Shares of

                                 Common Stock
          (including the associated Preferred Stock Purchase Rights)

                                      OF

                         IMPAC MORTGAGE HOLDINGS, INC.

           PURSUANT TO THE OFFERING CIRCULAR DATED FEBRUARY 24, 1999

       THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
          ON MARCH 26, 1999, UNLESS EXTENDED (THE "EXPIRATION DATE").


                 The Exchange Agent for the Exchange Offer is:

                      IBJ Whitehall Bank & Trust Company

        Mailing Address:                   Facsimile Copy Number            Hand/Overnight Delivery:
                                   (For Eligible Institutions Only):
   IBJ Whitehall Bank & Trust
             Company                        (212) 858-2611             IBJ Whitehall Bank & Trust Company
           P.O. Box 84                                                         One State Street
      Bowling Green Station         Confirm Receipt of Facsimile by        New York, New York 10004
  New York, New York 10274-0084               Telephone:             Attn: Securities Processing Window,
 Attn: Reorganization Operations
            Department                      (212) 858-2103                  Subcellar One, (SC-1)

                                ---------------

  DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

               The Information Agent for the Exchange Offer is:

                             D.F. King & Co., Inc.

                               Mailing Address:
                             D.F. King & Co., Inc.
                                77 Water Street
                                  20th Floor
                           New York, New York 10005

  LETTERS OF TRANSMITTAL AND CERTIFICATES REPRESENTING THE SHARES SHOULD NOT BE SENT TO THE INFORMATION AGENT.

  The stockholder(s) whose signature(s) appear(s) hereon (the "Stockholder") hereby tender(s) to Impac Mortgage Holdings, Inc., a Maryland corporation (the "Company"), Common Stock, $.01 par value per share ("Common Stock") (including the associated Preferred Share Purchase Rights (the "Rights," and together with the Common Stock, the "Shares")) pursuant to the Company's offer to exchange up to $35,000,000 aggregate principal amount of its 11% Senior Subordinated Debentures due February 15, 2004 (the "Debentures") for up to 5,000,000 Shares as contained in the Offering Circular dated February 24, 1999, and this Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged. Unless the Rights become exercisable or separately tradeable prior to the Expiration Date, a tender of Shares will also constitute a tender of the associated Rights. The Debentures will bear interest from the date of original issuance. Capitalized terms not defined herein have the meanings set forth in the Offering Circular.

  The Company will determine an exchange price (the "Exchange Price") of no greater than 120% nor less than 105% of the average closing sales price of the Shares as reported by the American Stock Exchange ("AMEX") for the two trading day period ending two trading days prior to the Expiration Date (the "Average Price"), provided that the Exchange Price shall not exceed $7.00 per share. By way of example, if the Expiration Date is not extended, the two trading days that will be used to determine the Average Price will be Monday, March 22, 1999 and Tuesday, March 23, 1999. The exact maximum principal amount of Debentures to be exchanged will be a function of the Average Price. The Company will exchange validly tendered Shares for a principal amount of Debentures equal to the number of Shares tendered at or below the Exchange Price multiplied by the Exchange Price. The Company will select as the final Exchange Price the lowest Exchange Price which would permit the maximum number of Shares to be exchanged in the Exchange Offer.

  The Exchange Offer will be conducted such that each stockholder will be able to specify the Exchange Price (in increments of 1%) that such stockholder is willing to accept in exchange for his or her Shares. Whether and to what extent a tendering stockholder will have his or her tendered Shares accepted for exchange in the Exchange Offer will depend on how the Exchange Price specified by such stockholder compares to Exchange Prices specified by other tendering stockholders. The Exchange Price specified by each tendering stockholder must be no greater than 120% nor less than 105% of the Average Price. The Company will, upon the terms and subject to the conditions of the Exchange Offer, determine the final Exchange Price, taking into account the number of Shares tendered and the Exchange Prices specified by tendering stockholders. The final Exchange Price will be announced by press release by the Company promptly after the Expiration Date. All Shares validly tendered at prices at or below the Exchange Price will be exchanged at the Exchange Price, subject to proration if the Exchange Offer is oversubscribed. Shares tendered at prices above the Exchange Price will be excluded from the Exchange Offer. Therefore, to maximize the possibility that Shares will be exchanged at the Exchange Price stockholders should check the box in the Letter of Transmittal marked "Shares Tendered at Exchange Price Determined by Dutch Auction" or indicate their minimum Exchange Price is 105%. The minimum number of Shares that may be exchanged is 100 Shares.

  The Exchange Offer is contingent upon the tender of at least 1,000,000 Shares at or below the Exchange Price. If more than 5,000,000 Shares are tendered at or below the Exchange Price, the Company will accept no more than 5,000,000 of the tendered Shares, to be allocated among tendering stockholders on a pro rata basis. The Company reserves the right, in its sole discretion, to accept a greater or lesser number of Shares pursuant to the Exchange Offer. Shares validly tendered at or below the Exchange Price will be accepted on or promptly after the Expiration Date. The Exchange Offer is subject to a number of additional conditions and may be amended or withdrawn in certain circumstances. See the section of the Offering Circular entitled "The Exchange Offer--Conditions to and Amendment of the Exchange Offer."

  This Letter of Transmittal is to be completed by the Company's stockholders either if certificates representing Shares ("Share Certificates") are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Offering Circular under "The Exchange Offer--How to Tender." This Letter of Transmittal may be used for Shares credited to accounts in the Company's Dividend Reinvestment and Stock Purchase Plan (See box entitled "Dividend Reinvestment and Stock Purchase Plan Shares").

  Stockholders whose Share Certificates are not immediately available or who cannot transmit their Share Certificates (or confirm a book-entry transfer of such Shares into the Exchange Agent's account at DTC) and transmit any other documents required hereby to the Exchange Agent so that they are received prior to the Expiration Date must tender their Shares according to the guaranteed delivery procedures set forth in the Offering Circular under "The Exchange Offer--How to Tender." See Instruction 1 to this Letter of Transmittal.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  Upon the terms and subject to the conditions of the Exchange Offer, the Stockholder deposits with you the Shares described below. The Stockholder hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Shares as are being tendered hereby (and any and all shares of capital stock or other securities issued or issuable in respect of such Shares) after the acceptance for exchange of such Shares. The Stockholder hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the Stockholder (with full knowledge that such Exchange Agent also acts as the agent of the Company) with respect to such Shares and any such securities with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Shares or transfer ownership of such Shares on the account books maintained by DTC, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, upon receipt by the Exchange Agent, as the Stockholder's agent, of the Debentures, at the Exchange Price specified below for exchange and (b) receive all benefits (including without limitation, all interest, shares of capital stock and other securities resulting from any distribution, combination or exchange involving such Shares) and otherwise exercise all rights of beneficial ownership of such Shares and any such securities, all in accordance with the terms of the Exchange Offer.

  The Stockholder hereby represents and warrants that the Stockholder has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and such shares of capital stock or other securities issued in respect thereof) and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are purchased by the Company. The Stockholder will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares and any such securities tendered hereby.

  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the Stockholder and every obligation of the Stockholder hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the Stockholder. Except as stated in the Offering Circular, this tender is irrevocable.

  The Stockholder understands that acceptance of the Exchange Offer will constitute an agreement between the Stockholder and the Company upon the terms and subject to the conditions of the Exchange Offer only when either (a) a duly executed and properly completed copy of this Letter of Transmittal, or facsimile thereof, accompanied by Share Certificates (or confirmation of a book-entry transfer of such Shares into the Exchange Agent's account at DTC) is received by the Exchange Agent, or (b) (i) such tender is made by or through an Eligible Institution (as defined in Instruction 1 of this Letter of Transmittal), (ii) prior to the Expiration Date the Exchange Agent has received a telegram, facsimile transmission or letter from such Eligible Institution setting forth the name and address of the holder of such Shares and the number of Shares tendered and stating that the tender is being made thereby and that, within three American Stock Exchange ("AMEX") trading days after the date of such telegram, facsimile transmission or letter, the Letter of Transmittal, together with the Share Certificates (or confirmation of a book-entry transfer of such Shares into the Exchange Agent's account at DTC) and any other documents required by the Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent, and (iii) such Letter of Transmittal and Share Certificates, in proper form for transfer (or confirmation of a book-entry transfer of such Shares into the Exchange Agent's account at DTC) and other required documents are received by the Exchange Agent within three AMEX trading days after the date of such telegram, facsimile transmission or letter, all as provided in the Offering Circular under "The Exchange Offer--How to Tender."

  Unless otherwise indicated in the boxes entitled "Special Issuance Instructions" and "Special Delivery Instructions," please deliver Debentures (and, if applicable, Shares not exchanged in an over-subscription) through book-entry transfer by causing DTC to transfer such Debentures into the DTC account of the undersigned in accordance with DTC's procedures for such transfer. If indicated under "Special Issuance Instructions" or "Special Delivery Instructions" below, please send Debentures in registered form (and, if applicable, substitute certificates for any Shares not exchanged) to the undersigned at the address set forth in Special Issuance Instructions and Special Delivery Instructions. The undersigned understands that stockholders who tender Shares by book-entry transfer ("Book-Entry Stockholders") may request that any Shares not exchanged be returned by crediting such account maintained at the DTC as such Book-Entry Stockholder may designate by making an appropriate entry under "Special Issuance Instructions" and "Special Delivery Instructions." The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Shares from the name of the registered holder thereof if the Company does not accept for exchange any of the Shares.

  List below the Shares to which this Letter of Transmittal relates. If the space provided below is inadequate, list the number of Shares and certificate numbers on a separately executed Schedule and affix the Schedule to this Letter of Transmittal. The minimum number of Shares that may be exchanged is 100 Shares.

-----------------------------------------------------------------------------------------------
                                 DESCRIPTION OF SHARES TENDERED
-----------------------------------------------------------------------------------------------
   Name(s) and Address(es) of Holder(s)                                           Total Shares
    Tendered (Please fill in, if blank)      Number of Shares    Certificate     Represented by
   (Attach additional list if necessary)        Tendered *       Number(s) **    Certificate(s)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
 Total Number of Shares Tendered
-----------------------------------------------------------------------------------------------

 * Unless otherwise indicated, the total number of Shares represented by the Share Certificate(s) will be deemed to have been tendered.
** Need not be completed by Stockholders who deliver Shares by book-entry transfer.

[_] CHECK HERE IF SHARE CERTIFICATES FOR TENDERED SHARES ARE ENCLOSED HEREWITH.

[_] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE
    ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

    Name of Tendering Institution: _____________________________________________

    DTC Account Number: ________________________________________________________

    Transaction Code Number: ___________________________________________________

[_] CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING.

    Name of Registered Owner: __________________________________________________

    Date of Execution of Notice of Guaranteed Delivery: ________________________

    Name of Institution which guaranteed delivery: _____________________________

    DTC Account Number (if delivered by book-entry transfer): __________________

 ----------------------------------    ------------------------------------

            TENDER PRICE                    DIVIDEND REINVESTMENT AND
                                            STOCK PURCHASE PLAN SHARES
  If Shares are being tendered at              (See Instruction 5)
 more than one Exchange Price, a
 separate Letter of Transmittal          This section is to be completed
 for each Exchange Price specified      ONLY if Shares held in the
 must be used. (See Instruction 4)      Dividend Reinvestment and Stock
                                        Purchase Plan are to be tendered.
 CHECK ONLY ONE BOX. IF MORE THAN
 ONE BOX IS CHECKED, OR IF NO BOX       [_] By checking this box, the
 IS CHECKED, THERE IS NO VALID              undersigned represents that
 TENDER OF SHARES.                          the undersigned is a
                                            participant in the Dividend
 Shares Tendered at Exchange Price          Reinvestment and Stock
    Determined by Dutch Auction.            Purchase Plan and hereby
                                            instructs the Exchange Agent
 [_] The undersigned wants to               to tender on behalf of the
     maximize the chance of having          undersigned the following
     the Company purchase all the           number of Shares credited to
     Shares the undersigned is              the Dividend Reinvestment and
     tendering (subject to the              Stock Purchase Plan account of
     possibility of proration).             the undersigned at the Tender
     Accordingly, by checking this          Price indicated in the box
     one box INSTEAD OF ONE OF THE          entitled "Tender Price" in
     PRICE BOXES BELOW, the                 this Letter of Transmittal:
     undersigned hereby tenders
     Shares at, and is willing to           ______ Shares *
     accept, the Exchange Price
     resulting from the Dutch             Account Number: _______________
     Auction tender process. This
     action could result in             *  The undersigned understands
     receiving an Exchange Price as        and agrees that all Shares
     low as 105% or as high as             held in the Dividend
     120%.                                 Reinvestment and Stock
                                           Purchase Plan account(s) of
   ***CHECK EITHER THE BOX ABOVE           the undersigned will be
     OR CHECK ONE BOX BELOW***             tendered if the above box is
                                           checked and the space above is
 Shares Tendered at Exchange Price         left blank.
     Determined by Stockholder
                                       -----------------------------------
              [_]105%
              [_]106%
              [_]107%
              [_]108%
              [_]109%
              [_]110%
              [_]111%
              [_]112%
              [_]113%
              [_]114%
              [_]115%
              [_]116%
              [_]117%
              [_]118%
              [_]119%
              [_]120%

-----------------------------------

------------------------------------   ------------------------------------

        PLEASE SIGN HERE                  SPECIAL ISSUANCE INSTRUCTIONS
     (To Be Completed By All              (See Instructions 2, 6 and 9)
     Tendering Stockholders)
       (See Instruction 6)               To be completed ONLY if Share
                                        Certificates for Shares not
  Important: Must be signed by          exchanged and/or Debentures are
 Stockholder(s) as name(s)              to be registered in the name of
 appear(s) on Share Certificate(s)      and sent to someone other than
 or by person(s) authorized to          the undersigned; if Shares
 become holders by endorsements         tendered by book-entry transfer
 and other documents transmitted.       which are not exchanged are to be
 If signature is by trustee,            returned by credit to an account
 executor, administrator,               maintained at DTC or if
 guardian, officer or other person      Debentures are to be issued in
 acting in a fiduciary or               registered form instead of
 representative capacity, please        through book-entry transfer.
 set forth full title.
                                        Issue and Mail:
 X ________________________________      (check appropriate box(es)):

 X ________________________________      [_]Debentures to:
   (Signature(s) of Holder(s) or
       Authorized Signatory)             [_]Shares to:

 Date: ____________________________     Name(s) __________________________
                                                    (Please Print)
 Name(s): _________________________
                                        Address __________________________
 __________________________________
           (Please Print)               __________________________________
                                           (City, State)       (Zip Code)
 Capacity: ________________________
                                        Credit unexchanged Shares
 Address:__________________________     tendered by book-entry transfer
                                        to the DTC account set forth
 __________________________________     below.
        (Including Zip Code)
                                        __________________________________
 Area Code and                                (DTC Account Number)
 Telephone No.: ___________________
                                        __________________________________
     PLEASE COMPLETE SUBSTITUTE              (Taxpayer Identification
         FORM W-9 HEREIN                    or Social Security Number)

        SIGNATURE GUARANTEE                SPECIAL DELIVERY INSTRUCTIONS
        (See Instruction 6)                (See Instructions 2, 6 and 9)

  Certain Signatures Must be             To be completed ONLY if Share
 Guaranteed by an Eligible              Certificates for Shares not
 Institution                            exchanged and/or Debentures
                                        registered in the name of the
 __________________________________     undersigned are to be sent to
   (Name of Eligible Institution        someone other than the
     Guaranteeing Signatures)           undersigned or to the undersigned
                                        at an address other than that
 __________________________________     shown in the box entitled
   (Address (including Zip Code)        "Description of Shares Tendered"
        and Telephone Number            above.
   (including Area Code) of Firm)
                                        Mail or deliver:
 __________________________________
       (Authorized Signature)           Name _____________________________
           (Printed Name)                          (Please Print)

 __________________________________     Address __________________________
              (Title)
                                        __________________________________
 Date: ____________________________       (City, State)       (Zip Code)

                                        __________________________________
                                             (Taxpayer Identification
                                             or Social Security Number)

------------------------------------    ------------------------------------

                           IMPORTANT TAX INFORMATION

  Under the Federal income tax law, a Stockholder whose tendered Shares are accepted for exchange is required to provide the Exchange Agent with such Stockholder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9. If such Stockholder is an individual, the TIN is his social security number. If the Exchange Agent is not provided with the correct TIN, the Stockholder may be subject to a $50 penalty imposed by Federal law. In addition, interest payments with respect to the Debentures and any cash paid in lieu of the issuance of fractional interests in Debentures may be subject to backup withholding of 31% of any payments made to the Stockholder. Backup withholding is not an additional tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

  Certain holders of securities (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding. In order for a foreign person to qualify as an exempt recipient, that Stockholder must attest under penalties of perjury to that person's exempt status. Other exempt recipients can establish their exemptions from backup withholding in the manner described in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Purpose of Substitute Form W-9

  To prevent backup withholding on payments that are made to a Stockholder with respect to Debentures acquired pursuant to the Exchange Offer, the Stockholder is required to notify the Exchange Agent of his correct TIN (or that such Stockholder is awaiting a TIN) by completing and signing the Substitute Form W-9.

What Number to Give the Exchange Agent

  The Stockholder is required to give the Exchange Agent the TIN of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. If "Special Issuance Instructions" above have been completed, the TINs of the person(s) in whose name the Debentures are to be registered and the payee of the check for fractional interests, as specified therein, are required to be given to the Exchange Agent.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (See Instruction 9)

--------------------------------------------------------------------------------

                        PART 1--PLEASE PROVIDE YOUR    ______________________
 SUBSTITUTE             TIN IN THE BOX AT RIGHT AND    Social Security Number
                        CERTIFY BY SIGNING AND
                        DATING BELOW.

 Form W-9                                              OR ___________________
                                                       Employer Identification
                                                               Number

DEPARTMENT OF
THE TREASURY
INTERNAL REVENUE
SERVICE
                       --------------------------------------------------------

                        Part 2--Certification--Under Penalties      Part 3--
                        of Perjury, I Certify that:

Payer's Request for
Taxpayer Identification
Number (TIN)
                        (1) The number shown on this form is my     Awaiting
                            correct Taxpayer Identification         TIN [_]
                            Number (or I am waiting for a number
                            to be issued to me) and

                        (2) I am not subject to backup
                            withholding either because I have
                            not been notified by the Internal
                            Revenue Service ("IRS") that I am
                            subject to backup withholding as a
                            result of failure to report all
                            interest or dividends, or the IRS
                            has notified me that I am no longer
                            subject to backup withholding.
--------------------------------------------------------------------------------


 Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).


 Signature: ______________________________   Date: ___________________________

      Note: Failure to complete and return this form may result in a $50 penalty imposed by the Internal Revenue Service and in backup withholding of 31% of any cash payments made to you. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                   THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty days, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

 Signature: ______________________________   Date: ___________________________

                                 INSTRUCTIONS

        Forming Part of the Terms and Conditions of the Exchange Offer

  1. Delivery of Letter of Transmittal and Shares

  This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for book-entry transfer set forth in the Offering Circular under "The Exchange Offer." Share Certificates or any book-entry transfer into the Exchange Agent's account at the DTC of Shares tendered electronically, as well as a properly completed and duly executed copy of this Letter of Transmittal or a facsimile thereof and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth below or (in the case of tenders by book-entry transfer) confirmed to the Exchange Agent on or prior to the Expiration Date. The method of delivery of this Letter of Transmittal, the Shares and any other required documents is at the election and risk of the Stockholder, but, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Share Certificates are sent by mail, it is suggested that the mailing be made with return receipt requested, properly insured, and sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent on or before the Expiration Date. The minimum number of Shares that may be exchanged is 100 Shares.

  Stockholders whose Shares are not immediately available or who cannot deliver their Shares and all other required documents to the Exchange Agent or who cannot complete the procedures for book-entry transfer on or prior to the Expiration Date may tender their Shares pursuant to the guaranteed delivery procedure set forth in the Offering Circular. Pursuant to such procedure: (i) such tender must be made by or through a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office in the United States (an "Eligible Institution"); (ii) prior to the Expiration Date the Exchange Agent must have received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by telegram, telex, facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of the Shares and the number of Shares tendered, stating that the tender is being made thereby and guaranteeing that, within three American Stock Exchange ("AMEX") trading days after the Expiration Date, this Letter of Transmittal together with the Shares and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the Share Certificates for all tendered Shares, or a confirmation of a book-entry transfer of such Shares into the Exchange Agent's account at DTC as described above, and this Letter of Transmittal as well as all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three AMEX trading days after the Expiration Date, all as provided in the Offering Circular under "The Exchange Offer--How to Tender--Guaranteed Delivery."

  See "The Exchange Offer" section of the Offering Circular.

  2. Partial Tenders and Withdrawals.

  Issuance of Debentures in exchange for Shares will be made only against deposit of tendered Shares. If less than the entire number of Shares evidenced by a submitted Share Certificate is tendered, the tendering Stockholder should fill in the number of Shares tendered in the appropriate boxes above entitled "Number of Shares Tendered." The Exchange Agent will then issue and send to the tendering holder (unless otherwise requested by the holder under "Special Issuance Instructions" and "Special Delivery Instructions" in this Letter of Transmittal), a newly issued Share Certificate for Shares submitted but not tendered, together with any tendered Shares that were not accepted for exchange because of proration or otherwise. The entire number of all Shares deposited with the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

  Tendered Shares not accepted for exchange by the Company, including as a result of proration, if any, will be returned without expense to the tendering holder of such Shares (or, in the case of the Shares tendered by book-entry transfer into the Exchange Agent's account at DTC, such Shares will be credited to an account maintained at DTC) as promptly as practicable following the Expiration Date, subject to delays, if any, resulting from proration.

  Any holder of Shares who has tendered such Shares may withdraw the tender by delivering written notice of withdrawal to the Exchange Agent prior to 5:00 P.M., New York City time, on March 26, 1999, or, unless such tenders have previously been accepted for exchange, after 5:00 P.M., New York City time, on April 21, 1999. To be effective, a notice of withdrawal must indicate the Share Certificate number or numbers to which it relates (or, if the tender was by book-entry delivery, information sufficient to enable the Exchange Agent to identify the Shares so tendered) and the number of Shares represented by such Share

Certificate and (a) be signed by the holder in the same manner as the original signature in this Letter of Transmittal or (b) be accompanied by evidence satisfactory to the Company that the holder revoking such tender has succeeded to beneficial ownership of such Shares. Withdrawals of tenders of Shares may not be rescinded, and any Shares withdrawn will be deemed not validly tendered thereafter for purposes of the Exchange Offer. However, properly withdrawn Shares may be tendered again at any time prior to the Expiration Date by following the procedures for tendering not previously tendered Shares.

  3. Denominations: Fractional Interests.

  The Debentures will be issued only in denominations of $25.00 and any integral multiple thereof. The Company will pay cash in lieu of fractional interests all as provided in the Offering Circular under "The Exchange Offer-- Denominations; Fractional Interests," and subject to the conditions and exceptions set forth therein.

  4. Indication of Exchange Price at Which Shares Are Being Tendered.

  For Shares to be validly tendered, the Stockholder must check the box indicating the Exchange Price which such Stockholder is tendering Shares under "Tender Price" in this Letter of Transmittal. ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES. A Stockholder wishing to tender portions of such Stockholder's Shares at different Exchange Prices must complete a separate Letter of Transmittal for each Exchange Price at which such Stockholder wishes to tender each such portion of such Stockholder's Shares. The same Shares cannot be tendered at more than one Exchange Price. Stockholders wishing to maximize the possibility that their Shares will be purchased may check the box on the Letter of Transmittal marked "Shares Tendered at Exchange Price Determined by Dutch Auction." Checking this box may result in an Exchange Price of the Shares so tendered at the minimum Exchange Price.

  5. Dividend Reinvestment and Stock Purchase Plan.

  If a tendering Stockholder desires to have Shares credited to the Stockholder's account under the Dividend Reinvestment and Stock Purchase Plan (the "DRI Plan") tendered pursuant to the Exchange Offer, the box captioned "Dividend Reinvestment and Stock Purchase Plan Shares" should be completed. A participant in the DRI Plan may complete such box on only one Letter of Transmittal submitted by such participant. If a participant submits more than one Letter of Transmittal and completes such box on more than one Letter of Transmittal, the participant will be deemed to have elected to tender all Shares credited to the Stockholder's account under the DRI Plan at the lowest of the prices specified in such Letters of Transmittal.

  6. Signatures on Letter of Transmittal, Stock Powers and Endorsements; Guarantee of Signatures.

  If this Letter of Transmittal is signed by the registered holder of the Shares tendered hereby, the signature must correspond exactly with the name as written on the face of the Share Certificates without any change whatsoever.

  If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any tendered Shares are registered in different names on several Share Certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Share Certificates.

  When this Letter of Transmittal is signed by the registered holder or holders of the Shares listed and tendered hereby, no endorsements of certificates or separate stock powers are required. If, however, Debentures are to be issued, or Share Certificates for any untendered Shares are to be reissued, to a person other than the registered holder, then endorsements of any Share Certificates transmitted hereby or separated stock powers are required.

  If this Letter of Transmittal is signed by a person other than the registered holder or holders of any Share Certificate(s) listed, such Share Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear on the Share Certificate(s).

  Any beneficial owner whose Shares are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender Shares in the Exchange Offer should contact such registered holder to tender the Shares on such beneficial owner's behalf. If any beneficial owner wishes to tender Shares himself,

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

that beneficial owner must, prior to completing and executing the Letter of Transmittal and where applicable delivering his Shares, either make appropriate arrangements to register ownership of the Shares in such beneficial owner's name or follow the procedures described in the immediately preceding paragraph, the transfer of record ownership may take a considerable amount of time.

  If this Letter of Transmittal or any Share Certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

  Endorsements on Shares Certificates or signatures on stock powers required by this Instruction 6 must be guaranteed by an Eligible Institution.

  Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Shares are tendered: (i) by a registered holder of such Shares (which term, for purposes of this letter, shall include any participant in DTC whose name appears on a security position listing as the owner of the Shares) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal; or (ii) for the account of an Eligible Institution.

  7. Transfer Taxes.

  The Company will pay any transfer taxes applicable to the transfer of the Shares to it or its order pursuant to the Exchange Offer. If, however, Debentures and/or substitute Share Certificates for Shares not exchanged are to be delivered to, or are to be registered or issued in the name of any person other than the registered holder of the Shares tendered hereby, or if the Shares tendered hereby are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Shares to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering Stockholder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes due will be billed directly to such tendering Stockholder.

  Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates listed in this Letter of Transmittal.

  8. Substitute Form W-9.

  The tendering Stockholder is required to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, unless an exemption applies. Failure to provide the information on the form may subject the tendering Stockholder to backup withholding tax of 31% on interest payments with respect to the Debentures and any cash paid in lieu of the issuance of fractional interests in the Debentures. If the tendering Stockholder has not been issued a TIN and has applied for a number (or intends to apply for a number in the near future), the tendering Stockholder should write "Applied for" on the face of the Substitute Form W-9. If the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will withhold 31% of all such payments in respect of interest thereafter until a TIN is provided to the Exchange Agent. See "Important Tax Information," above and on the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional information concerning Substitute Form W-9 and 31% backup withholding, including information on exemptions from backup withholding.

  9. Special Issuance and Special Delivery Instructions.

  Tendering holders should indicate in the applicable box the name and address to which Debentures and/or substitute Share Certificates for the number of Shares not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the TIN or Social Security Number of the person named must also be indicated. If no such instructions are given, any such Shares which are not exchanged will be returned by crediting the account at DTC as designated below the box entitled "Description of Shares Tendered." In addition, holders who wish to have their Debentures delivered in registered form, instead of through book-entry transfer, should so indicate in the appropriate box, entitled "Special Issuance Instructions" or "Special Delivery Instructions."

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

  10. Waiver of Conditions.

  The Company reserves the absolute right to waive satisfaction of any of the specified conditions in the Exchange Offer in the case of any Shares tendered.

  11. No Conditional Offers.

  No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Stockholders, by execution of this Letter of Transmittal (or a facsimile thereof), shall waive any right to receive notice of the acceptance of their Shares for exchange.

  The Company, Exchange Agent or any other person is not obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

  12. Mutilated, Lost, Stolen or Destroyed Share Certificates.

  Any stockholder whose Share Certificates have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

  13. Requests for Assistance or Additional Copies.

  Requests for assistance or additional copies of the Offering Circular and the Letter of Transmittal may be directed to the Information Agent at the address and telephone number set forth on the cover page of this Letter of Transmittal or to your broker, dealer, commercial bank or trust company.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH
           SHARE CERTIFICATES OR CONFIRMATION OF A BOOK-ENTRY TRANSFER OF SUCH SHARES INTO THE ACCOUNT OF THE EXCHANGE AGENT AT DTC) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE EXPIRATION DATE, ALL AS DEFINED IN THE OFFERING CIRCULAR.

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